Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of February 24, 2004, among RBS GLOBAL, INC., a Delaware corporation (“Holdings”), REXNORD CORPORATION, a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below from time to time (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, and DEUTSCHE BANK SECURITIES INC. and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners (in such capacities, the “Joint Lead Arrangers” and, each a “Joint Lead Arranger”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Joint Lead Arrangers have entered into a Credit Agreement, dated as of November 25, 2002 (the “Credit Agreement”);

WHEREAS, on the date hereof, there are outstanding Term Loans (for purposes of this First Amendment, herein called the “Refinanced Term Loans”) in an aggregate principal amount of $331.0 million;

WHEREAS, the Borrower wishes to amend the Credit Agreement to enable it to convert and/or refinance in full the Refinanced Term Loans described in the immediately preceding paragraph through (x) the conversion of  such Refinanced Term Loans into replacement Term Loans and/or (y) its incurrence of replacement Term Loans (for purposes of this First Amendment, the replacement Term Loans described in preceding clause (x) and this clause (y) collectively being herein called the “Replacement Term Loans”) as more fully provided herein, in each case with the same terms as were theretofore applicable to the Refinanced Term Loans except as amended by this First Amendment; and

WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

A.

Amendments to Credit Agreement.

1.

On, or within five Business Days after the occurrence of, the First Amendment Execution Date (as hereinafter defined) (subject to the receipt of a Notice of Borrowing in form and substance reasonably satisfactory to the Administrative Agent and substantially in accordance with the requirements of Section 1.03 of the Credit Agreement (with appropriate adjustments to reflect a request for the Borrowing of Replacement Term Loans instead of “Term Loans”), and subject to a notice of prepayment of the Refinanced Term Loans in accordance with the relevant requirements of Section 4.01(a) of the Credit Agreement, and subject to the relevant conditions specified in Section 5.02 of the Credit Agreement and the occurrence of the First Amendment Effective Date (as hereinafter defined)), each Lender with a “Replacement Term Loan Commitment” as shown on the Lender Register on the date hereof (each, a “Replacement Term Loan Commitment”) hereby agrees to make a Term Loan in the respective principal amount set forth in the Lender Register on the date hereof, in each case in accordance with the relevant requirements of the Credit Agreement except that (i) the date of the making of the Replacement Term Loans described in this paragraph, other than those Refinanced Term Loans being converted into Replacement Term Loans, shall be as set forth above and (ii) each Lender with a Replacement Term Loan Commitment as set forth in the Lender Register on the date hereof shall make the respective Term Loan available (through the Administrative Agent) in cash, except that each Lender with a Replacement Term Loan Commitment as shown on the Lender Register on the date hereof with existing Refinanced Term Loans outstanding immediately prior to the occurrence of the First Amendment Effective Date shall convert its theretofore outstanding Refinanced Term Loans (in a principal amount up to, but not in excess of, the Replacement Term Loan Commitment of such Lender as specified in the Lender Register on the date hereof) into Replacement Term Loans hereunder without any requirement that it make cash proceeds available to the Borrower (except to the extent that the Replacement Term Loan Commitment of such Lender as specified on the Lender Register on the date hereof exceeds the principal amount of its theretofore outstanding Refinanced Term Loans).  The Borrower shall direct the Administrative Agent to apply (and the Administrative Agent shall apply) all cash proceeds of Replacement Term Loans made hereunder to refinance then outstanding Refinanced Term Loans pursuant to the Credit Agreement (before giving effect to the First Amendment) other than those Refinanced Term Loans being converted into Replacement Term Loans.  It is understood and agreed by all parties hereto that (x) the aggregate principal amount of Replacement Term Loans outstanding after giving effect to the First Amendment Effective Date shall be equal to the aggregate amount of Refinanced Term Loans which were outstanding immediately prior to giving effect thereto, (y) the Replacement Term Loans being made pursuant to this First Amendment (whether by conversion or the making of cash proceeds available to the Borrower to refinance Refinanced Term Loans) shall constitute Term Loans for all purposes of the Credit Agreement, and (z) on the First Amendment Effective Date the Replacement Term Loan Commitments shall terminate after giving effect to the incurrence of (and conversion of Refinanced Term Loans into) Replacement Term Loans.  Any Lender holding outstanding Refinanced Term Loans immediately prior to the First Amendment Effective Date, that does not (in its sole discretion) provide a Replacement Term Loan Commitment pursuant hereto, shall have its outstanding Refinanced Term Loans repaid in full on the First Amendment Effective Date (if same occurs).

2.

On the First Amendment Effective Date, the aggregate amount of Replacement Term Loans (including those made by conversion or the making of cash proceeds available to the Borrower) shall be comprised of the same number of Borrowings as were applicable to the outstanding Refinanced Term Loans immediately prior to the First Amendment Effective Date, which Borrowings shall be of the same Types and in the same amounts as the Borrowings theretofore applicable to the Refinanced Term Loans, and in the case of any such Borrowings of Eurodollar Loans shall have the same Interest Period (i.e. continuing to the date of the expiration of the Interest Period theretofore applicable to the corresponding Borrowing of Refinanced Term Loan) and the same Eurodollar Rate (although, from and after the First Amendment Effective Date, Applicable Margins applicable thereto shall be determined in accordance with the Credit Agreement, as amended pursuant to Section A.6 of this First Amendment) applicable thereto on the First Amendment Effective Date.  Each Lender with Replacement Term Loans shall participate on a pro rata basis in each outstanding Borrowing of Replacement Term Loans as described in the immediately preceding sentence. In connection with the incurrence of the Replacement Term Loans and the repayment of Refinanced Term Loans in accordance with this First Amendment, the Borrower hereby agrees that, notwithstanding anything to the contrary contained in the Credit Agreement, (i) if requested by any Lender making cash proceeds available to the Borrower pursuant to the Replacement Term Loans (but not with respect to that portion of the Replacement Term Loans of any Lender constituting a conversion of Refinanced Term Loans of such Lender), the Borrower shall pay to such Lender such amounts necessary, as reasonably determined by such Lender, to compensate such Lender for making such Replacement Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) the Borrower shall be obligated to pay to each Lender whose Refinanced Term Loans are being repaid in cash (rather than converted into Replacement Term Loans on the First Amendment Effective Date) amounts of the type referred to in Section 1.11 of the Credit Agreement in connection with its repayment in cash (but not by way of conversion of Refinanced Term Loans into Replacement Term Loans as contemplated above) of such Refinanced Term Loans of such Lender, incurred in connection with the repayment of such Refinanced Term Loans.

3.

For the avoidance of doubt, it is understood and agreed that the amounts of the remaining scheduled prepayments of principal of the Term Loans after giving effect to this First Amendment shall remain unchanged from the schedule set forth in Section 4.02(A)(b) of the Credit Agreement, except that the scheduled repayments for May 31, 2003 and November 30, 2003 have already been repaid in full.  The schedule of remaining repayments, as calculated on the date hereof, for the Replacement Term Loans is set forth below (it being understood that such required repayment amounts may have been reduced as provided in Section 4.01(a), 4.01(b) and 4.02(B) of the Credit Agreement):

Date	Amount
May 31, 2004	$ 7,200,000
November 30, 2004	$ 7,200,000
May 31, 2005	$ 7,200,000
November 30, 2005	$ 7,200,000
May 31, 2006	$ 7,200,000
November 30, 2006	$ 7,200,000
May 31, 2007	$ 13,500,000
November 30, 2007	$ 13,500,000
May 31, 2008	$ 13,500,000
November 30, 2008	$ 13,500,000
May 31, 2009	$126,000,000
Term Loan Maturity Date	$126,000,000”

4.

Section 7.12(a) of the Credit Agreement is hereby amended by (w) inserting the amount “$25,000,000” in lieu of the amount “$15,000,000” each place such amount appears in clause (v) of such Section, (x) inserting the amount “$75,000,000” in lieu of the amount “$50,000,000” appearing at the end of clause (v) of such Section, (y) inserting the amount “$25,000,000” in lieu of the amount “$15,000,000” each place such amount appears in clause (vi) of such Section and (x) inserting the amount “$50,000,000” in lieu of the amount “$30,000,000” each place such amount appears in clause (vi) of such Section.

5.

Section 7 of the Credit Agreement is hereby amended by inserting the following new subsection 7.13 at the end of said Section:

“Section 7.13

    First Amendment Mortgage Amendments.

    Within 60 days following the First Amendment Effective Date, if and to the extent requested by the Collateral Agent, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, fully executed counterparts of amendments (the “First Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Administrative Agent, to each of the Mortgages covering the Mortgaged Properties and an endorsement to the Title Policies insuring the Mortgages as amended by the First Amendment Mortgage Amendments, together with evidence that counterparts of each of the First Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties and subject to no other Liens except as are permitted by Section 8.03 on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Parties securing all of the Obligations (including the Replacement Term Loans), provided that the actions required to be taken by the Borrower pursuant to this subsection 7.13 shall not be required in the event that each Lender holding outstanding Term Loans immediately prior to the First Amendment Effective Date provides a Replacement Term Loan Commitment pursuant to the First Amendment.”

6.

The definition of “Applicable Margin” appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Applicable Margin” for any day during the respective period means with respect to Loans the respective percentage per annum set forth below under the appropriate column, opposite the respective Level (i.e., Level 1, Level 2, Level 3 or Level 4, as the case may be) of the Consolidated Leverage Ratio indicated to have been achieved in the respective officer’s certificate delivered as required below:

Level	Consolidated Leverage Ratio	Term Loans maintained as Eurodollar Loans	Term Loans maintained as Base Rate Loans	Revolving Loans maintained as Eurodollar Loans	Revolving Loans maintained as Base Rate Loans and Swingline Loans
4	Greater than or equal to 4.50:1.00	3.25%	2.00%	3.50%	2.25%
3	Greater than or equal to 4.00:1:00 but less than 4.50:1.00	3.00%	1.75%	3.50%	2.25%
2	Greater than or equal to 3.00:1.00 but less than 4.00:1.00	2.75%	1.50%	3.25%	2.00%
1	Less than 3.00:1.00	2.75%	1.50%	3.00%	1.75%

with the Consolidated Leverage Ratio to be determined based on the delivery of a certificate of Holdings by the chief financial officer or controller of Holdings to the Administrative Agent (who shall make each such certificate available  to each Lender), within 45 days of the last day of any fiscal quarter of Holdings (or 90 days in the case of the fiscal year end of Holdings) (the date of each such delivery, the “Start Date”), which certificate shall set forth the calculation of the Consolidated Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (or, if any Significant Acquisition or Significant Asset Sale has occurred after the last day of such Test Period and prior to the respective Start Date, with the Consolidated Leverage Ratio to be calculated on a Post-Test Period Pro Forma Basis as at the date the last such Significant Acquisition or Significant Asset Sale was effected, after giving effect thereto) and the Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with this definition) shall be based upon the Consolidated Leverage Ratio as so calculated, PROVIDED that at the time of the consummation of any Significant Acquisition and any Significant Asset Sale, the chief financial officer or controller of Holdings shall deliver to the Administrative Agent a certificate setting forth the calculation of the Consolidated Leverage Ratio on a Post-Test Period Pro Forma Basis (with Consolidated Debt to be determined on the date of the consummation of the respective such Significant Acquisition or Significant Asset Sale, and after giving effect thereto, and with Consolidated EBITDA to be calculated for the Test Period most recently ended prior to the date on which such Significant Acquisition or such Significant Asset Sale, as the case may be, is consummated for which financial statements have been made available (or were required to be made available) pursuant to Section 7.01(a) or (b), as the case may be), and the date of such consummation shall be deemed to be a Start Date and the Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with this definition) shall be based upon the Consolidated Leverage Ratio as so calculated.  The Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent, (y) the date on which the next Significant Acquisition or the next Significant Asset Sale, as the case may be, is consummated and (z) the date which is 45 (or, in the case of a fiscal year end, 90) days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the “End Date”), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Applicable Margins (and thus commencing a new Start Date), the Applicable Margins shall be those set forth in the table above determined as if the Consolidated Leverage Ratio were greater than 4.50:1.00.  Notwithstanding anything to the contrary contained above in this definition, at any time when a Default or Event of Default exists, the Applicable Margins shall be those set forth in the table above determined as if the Consolidated Leverage Ratio was greater than 4.50:1.00.

Notwithstanding anything contained in this paragraph numbered 6, (x) the Applicable Margins as set forth in this First Amendment shall only apply for periods from and after the First Amendment Effective Date and (y) the provisions of the Credit Agreement (including the Applicable Margins) as in effect before giving effect to this First Amendment shall apply for all periods prior thereto and shall apply to all Refinanced Term Loans outstanding pursuant to the Credit Agreement before giving effect to any conversion thereof to Replacement Term Loans pursuant to this First Amendment.

7.

The definition of “Permitted Foreign Investment Amount” appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the amount “$35,000,000” appearing therein and inserting the amount “$50,000,000” in lieu thereof.

8.

Section 10.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“First Amendment” shall mean the First Amendment to this Agreement, dated as of February 24, 2004.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Replacement Term Loan Commitment” shall have the meaning provided in the First Amendment.

“Replacement Term Loans” shall have the meaning provided in the First Amendment.

B.

Miscellaneous Provisions

1.

In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants to each of the Lenders that both before and after giving effect to this First Amendment and the making of the Replacement Term Loans as contemplated herein (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date.

2.

This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.

This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings, the Borrower and the Administrative Agent.

4.

THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.

This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when:

(i)

Holdings, the Borrower, each Subsidiary Guarantor, the Required Lenders and each other Lender with a Replacement Term Loan Commitment as shown on the Lender Register on the date hereof (which in aggregate total amount shall equal $331.0 million) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office (with the date of the satisfaction of the condition described in this clause (i) being herein called the “First Amendment Execution Date”).

(ii)

there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

(iii)

all accrued and unpaid interest on all Refinanced Term Loans paid in cash (but not by way of conversion of Refinanced Term Loans into Replacement Term Loans) shall  have been paid in full and all costs of the type described in Section 1.11 of the Credit Agreement shall have been paid in full in connection with the repayment (but not by way of conversion of Refinanced Term Loans into Replacement Term Loans) of the Refinanced Term Loans on the First Amendment Effective Date;

(iv)

the principal of all outstanding Refinanced Term Loans which are not being converted into Replacement Term Loans in accordance with the terms of this First Amendment shall concurrently be paid in full with the proceeds of Term Loans made pursuant to Section A.1 of this First Amendment;

(v)

there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of this First Amendment and the Credit Documents as amended by this First Amendment, certified as of the First Amendment Effective Date by the corporate secretary or an assistant secretary of the Borrower as being in full force and effect without modification or amendment;

(vi)

the Administrative Agent shall have received from Latham & Watkins, counsel to the Borrower, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the First Amendment Effective Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(vii)

the Administrative Agent shall have received an officer’s certificate signed by the Chairman of the Board, the President, any Vice President or the Treasurer of the Borrower, and attested to by the Secretary of the Borrower, certifying that the incurrence of the Replacement Term Loans does not violate the Senior Subordinated Note Indenture.

6.

By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the Replacement Term Loans) shall be fully guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Security Documents.

7.

From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

RBS GLOBAL, INC.

REXNORD CORPORATION

RBS NORTH AMERICA, INC.

RBS ACQUISITION CORPORATION

RAC-I, INC.

RBS CHINA HOLDINGS, L.L.C.

REXNORD INDUSTRIES, INC.

ADDAX, INC.

BETZDORF CHAIN COMPANY, INC.

CLARKSON INDUSTRIES, INC.

PT COMPONENTS, INC.

PRAGER INCORPORATED

REXNORD GERMANY – I INC.

REXNORD INTERNATIONAL INC.

REXNORD, LTD.

REXNORD PUERTO RICO INC.

WINFRED BERG LICENSCO INC.

W.M. BERG INC.

By:

/s/ Thomas Jansen

Name:  Thomas Jansen

Title: Vice President & Chief Financial

Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent By: /s/ Diane F. Rolfe Name: Diane F. Rolfe Title: Vice President

DEUTSCHE BANK SECURITIES INC., Individually and as a Joint Lead Arranger and Joint Book Runner

By:

/s/ Nicholas Jansa

Name:  Nicholas Jansa

Title:  Director

By:

/s/ David S. Bailey

Name:  David S. Bailey

Title:  Managing Director

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, Individually and as a Joint Lead Arranger and Joint Book Runner

By:

/s/ Bill O’Daly

Name:  Bill O’Daly

Title:  Director

By:

/s/ Cassandra Droogan

Name:  Cassandra Droogan

Title:  Associate

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS FEBRUARY 24, 2004, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 25, 2002, AMONG RBS GLOBAL, INC., REXNORD CORPORATION, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT, GENERAL ELECTRIC CAPITAL CORPORATION AND WACHOVIA BANK, NATIONAL ASSOCIATION, AS CO-DOCUMENTATION AGENTS, AND DEUTSCHE BANK SECURITIES INC. AND CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, AS JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

NAME OF INSTITUTION:

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By:

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By:

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